SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Harvard Illinois Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On April 12, 2012, the Company mailed the following material to its shareholders.

HARVARD ILLINOIS BANCORP, INC.

PROXYGRAM

PLEASE VOTE TODAY

We recently sent you a proxy statement and related materials regarding the Annual Meeting of Stockholders scheduled for May 24, 2012. The Annual Meeting is being held for the purpose of considering and voting on the election of two directors of Harvard Illinois Bancorp, Inc. and the ratification of the appointment of our independent auditors. Your vote is especially important to us because of the proxy contest commenced by a New York based hedge fund.

Regardless of whether you have previously submitted a proxy card, it is important that you sign, date and return the enclosed WHITE proxy card in the return envelope provided.

The Board of Directors unanimously recommends a vote “FOR” the election of our nominees—Duffield J. Seyller, III and Richard L. Walker.

Your Vote Is Important To Us

Please sign the enclosed proxy card and return it in the postage-paid envelope provided TODAY! If you received more than one WHITE proxy card, please be sure to sign and return all WHITE proxy cards you received.

Please do not return any GREEN proxy card that you may have received.

Thank you,

Duffield J. Seyller, III

President and Chief Executive Officer

For further information call our proxy solicitor toll free at (877) 478-5038

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THIS WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

PROXY TABULATOR	Please vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings.
	REVOCABLE PROXY	HARI
HARVARD ILLINOIS BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2012

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the full Board of Directors, other than the nominees for election, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 24, 2012.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 4, 2012, and the 2011 Annual Report to Stockholders on Form 10-K.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

DATED: , 2012

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Note: Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

HIB12-PXC-2.02

ADMISSION TICKET

PLEASE DETACH AND BRING WITH YOU IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

VOTE BY INTERNET OR TELEPHONE 24 Hours a Day–7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 23, 2012.

TELEPHONE 1-800-830-3542 • Use any touch-tone telephone • Have your proxy form in hand • Follow the simple recorded instructions	INTERNET https://www.2voteproxy.com/harvardillinois • Go to the website and address listed above • Have your proxy form in hand • Follow the simple instructions	MAIL • Mark, sign and date the WHITE proxy card • Detach the WHITE proxy card below • Return the WHITE proxy card in the postage-paid envelope provided

CALL TOLL-FREE TO VOTE: 1-800-830-3542		PROXY TABULATOR PO BOX 859232 BRAINTREE, MA 02185-9919

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2012: HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.2VOTEPROXY.COM/HARVARDILLINOIS.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as director of the nominees listed below to serve for a three-year term
	FOR		VOTE WITHELD

a. Duffield J. Seyller III	☐		☐

b. Richard L. Walker	☐		☐

	FOR	AGAINST	ABSTAIN

2. The ratification of the appointment of BKD, LLP as independent registered public accountants for the year ending December 31, 2012.	☐	☐	☐

Check Box if You Plan to Attend Meeting	☐

HIB12-PXC-1.02